UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41962	87-4752260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104, Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 293-0619

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2025 (the “Effective Date”), SharpLink Gaming, Inc. (the “Company”) and Rob Phythian, the former Co-Chief Executive Officer and President of the Company, entered into a Separation Agreement (the “Separation Agreement”) pursuant to which Mr. Phythian’s employment with the Company and its affiliates terminated on the Effective Date.

The Separation Agreement provides Mr. Phythian (i) cash severance in the amount of $1,980,000, (ii) a pro-rated short-term incentive for the 2025 fiscal year equal to $144,658 to be paid in cash, (iii) subsidized health insurance premiums for 18 months, (iv) full vesting of his time-based restricted stock units covering 224,987 shares of the Company’s common stock that were approved on May 26, 2025, (v) vesting of 78,120 shares of the Company’s common stock, which represents 50% of the time-based restricted stock units that were approved on July 24, 2025, and (vi) vesting of 13,020 shares of the Company’s common stock, representing 1/6th of his performance-based restricted stock units that were approved on July 24, 2025.

Under the Separation Agreement, Mr. Phythian reconfirmed compliance with the restrictive covenants set forth in his employment agreement and has executed a release of claims with the Company.

Mr. Phythian also tendered his resignation from the Board of Directors of the Company (the “Board”) as of the Effective Date.

Effective immediately upon the resignation of Mr. Phythian, the Board appointed Mr. Joseph Chalom, previously the Co-Chief Executive Officer of the Company, (i) to serve as Chief Executive Officer, President and Principal Executive Officer of the Company and (ii) to serve as a member of the Board to fill the vacancy left by Mr. Phythian.

Mr. Chalom’s business experience and age is included in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 25, 2025 (the “July 2025 Form 8-K”), and is incorporated by reference herein.

Mr. Chalom is not a party to any material plan, contract or arrangement (whether or not written) with the Company, except for the employment agreement entered into with Mr. Chalom in connection with his employment as Co-Chief Executive Officer (discussed and described in the July 2025 Form 8-K, which description is incorporated by reference herein) and as discussed below, and there are no arrangements or understandings between Mr. Chalom and any other person pursuant to which Mr. Chalom was selected to serve as a director or officer of the Company, nor is Mr. Chalom a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except as discussed below. There are no family relationships between any director or executive officer of the Company, including Mr. Chalom.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2025, the Board approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately, to update the bylaws to conform certain provisions to the Delaware General Corporation Law (the “DGCL”) in light of, among other things, recent amendments to the DGCL, to make clarifying changes, and to effect certain other changes regarding internal procedural matters, including the following changes:

●	Revising Section 5 of Article III to provide that the Board may postpone, reschedule, or cancel any annual meeting previously scheduled by the Board, provide that the number of nominees a stockholder may nominate for an election at an annual meeting may not exceed the number of directors to be elected at such annual meeting, and to update and clarify provisions relating to stockholders’ right to nominate directors and bring business before meetings of stockholders.
●	Revising Section 6 of Article III to allow the Company to postpone, reschedule or cancel any previously scheduled special meeting and provide that the number of nominees a stockholder may nominate for an election at an annual meeting may not exceed the number of directors to be elected at such special meeting, if applicable.

●	Revising Section 13 of Article III to provide that Company stockholders who act by consent in writing without a meeting must satisfy certain procedural requirements.
●	Revising Section 15 of Article III to clarify the requirements pursuant to which a stockholder’s qualified representative can attend a meeting to propose business or nominate a director in accordance with the Bylaws, as well as clarify the effects of a stockholder’s failure to comply with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
●	Revised Section 18 of Article IV to cross reference provisions of the Certificate of Incorporation that govern how vacancies/new directorships are filled.
●	Revised Section 20 of Article IV to cross reference provisions of the Certificate of Incorporation that govern the removal of directors.
●	Revised Section 22 of Article IV clarify quorum and adjournment mechanics for meetings of the board of directors.
●	Revised Section 39 of Article VII to clarify certain procedures governing how the record date for determining stockholders entitled to notice of and to vote at meetings may be determined.
●	Revised Section 45 of Article XI to include a definition of “Covered Persons” entitled to specified rights to indemnification and advancement rights under Section 45.
●	Revised Section 46 of Article XII to more closely align provisions of the Bylaws governing the manner of giving notice to stockholders and directors with amendments to Section 232 of the DGCL.

The foregoing description of changes to the Bylaws is a summary only, is not and does not purport to be a complete recitation of changes to the Bylaws, and is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 17, 2025, the Company issued a press release announcing the Company’s management transition. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

ETH Update (As of December 14, 2025)

Substantially all of the ETH holdings were deployed in staking, including through liquid staking (“LsETH”).

The Company’s aggregate ETH holdings were 863,424, of which 639,241 of the total ETH holdings are native ETH and 224,183 ETH as-if redeemed from LsETH.

The Company has generated 9,241 ETH staking rewards since launching its ETH treasury strategy on June 2, 2025. Total staking rewards are comprised of 3,350 native staking rewards and 5,891 as-if redeemed LsETH staking rewards. All references herein to “as-if redeemed LsETH” represents ETH as-if redeemed from LsETH on December 14, 2025 based on the LsETH conversion factor at midnight UTC on that date. We note that aspects of our staking activities may be subject to government regulation and guidance subject to change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of SharpLink Gaming, Inc., effective as of December 15, 2025
99.1	Press Release, dated December 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025	SHARPLINK GAMING, INC.

/s/ Joseph Chalom
Joseph Chalom
Chief Executive Officer